                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  FORM 8-K/A-1


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (earliest event reported): February 24, 1997





                     TELESERVICES INTERNATIONAL GROUP INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




         Florida                    33-11059-A                 59-2773602
-------------------------------------------------------------------------------
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)            Identification No.)



100 Second Avenue South, Suite 1000, St. Petersburg, Florida         33701
-------------------------------------------------------------------------------
  (Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:      (813) 895-4410
                                                     ----------------------


                     VISITORS SERVICES INTERNATIONAL CORP.
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         ACQUISITION OF ASSETS - On March 11, 1997, the Registrant reported on Form 8-K that it acquired all of the outstanding capital stock of GuaranTEE Time, Inc. ("GTT") on February 24, 1997, and undertook to provide the required financial statements by filing an amendment to the Form 8-K within 60 days after the filing of the Form 8-K. This Form 8-K/A-1 is being filed to provide the accompanying required financial statements.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of Business Acquired. The required financial statements of GTT are being provided herewith, commencing on page F1, which follows the signature page.

         (b) Pro Forma Financial Information. The required pro forma financial information is being provided herewith, commencing on page P-11 following the financial statements.

         (c)      Exhibits.  None.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        TELESERVICES INTERNATIONAL GROUP INC.



                                        By: /s/ Robert P. Gordon
                                           -----------------------------------
                                                Robert P. Gordon, Chairman





Date:  May 10, 1997

                              GUARANTEE TIME, INC.

                              FINANCIAL STATEMENTS
                                      WITH
               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



                           December 31, 1996 and 1995





                                                                                                   Page
                                                                                                   ----
Financial Statements:

         Report of Independent Certified Public
          Accountants                                                                               F-2

         Balance Sheet                                                                              F-3

         Statements of Operations                                                                   F-4

         Statement of Stockholders' Equity                                                          F-5

         Statements of Cash Flows                                                                   F-7

         Notes to Financial Statements                                                              F-8


               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



The Board of Directors
Guarantee Time, Inc.
Brookfield, Wisconsin

We have audited the accompanying balance sheet of Guarantee Time, Inc. as of December 31, 1996, and the related statements of operations, stockholders' equity and cash flows for the year then ended and from inception to December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Guarantee Time, Inc. as of December 31, 1996 and the results of its operations, changes in its stockholders' equity and its cash flows for the year ended December 31, 1996, and from inception to December 31, 1995 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As described in Note 8, the Company has suffered recurring losses from operations and has a net capital deficiency that raises substantial doubts about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



                                    Schumacher & Associates, Inc.
                                    Certified Public Accountants
                                    12835 E. Arapahoe Road, Tower II, Suite 110
                                    Englewood, CO 80112


March 27, 1997

                              GUARANTEE TIME, INC.
                                 BALANCE SHEET
                               December 31, 1996

                                     ASSETS

Current Assets:
  Cash                                                                          $   2,350
  Accounts receivable                                                                 850
  Other                                                                             4,012
                                                                                ---------
      Total Current Assets                                                          7,212

Equipment and furniture, net of accumulated
 depreciation of $7,471 (Note 4)                                                   72,906
                                                                                ---------
      Total Assets                                                              $  80,118
                                                                                =========

                           LIABILITIES AND STOCKHOLDERS' (DEFICIT)

Current Liabilities:
  Accounts payable                                                              $ 177,230
  Note payable (Notes 2 and 5)                                                     75,000
  Accounts payable, stockholders (Note 2)                                          25,215
                                                                                ---------
      Total Current Liabilities                                                   277,445
                                                                                ---------
Advance payable, Teleservices
 International Corp. (Note 7)                                                      25,500
                                                                                ---------
      Total Liabilities                                                           302,945
                                                                                ---------

Stockholders' (Deficit) (Notes 2 and 3):
   Common Stock, $1.00 par value,
   9,000 shares authorized,
   5,150 shares issued and
   outstanding                                                                      5,150
  Additional paid-in capital                                                      169,350
  Deficit accumulated                                                            (397,327)
                                                                                ---------
Total Stockholders' (Deficit)                                                    (222,827)
                                                                                ---------
Total Liabilities and Stockholders'
 (Deficit)                                                                      $  80,118
                                                                                =========

   The accompanying notes are an integral part of the financial statements.

                              GUARANTEE TIME, INC.

                            STATEMENTS OF OPERATIONS

                                                                                                 Year              Year
                                                                                                 ended             ended
                                                                                               December          December
                                                                                               31, 1996          31 ,1995
                                                                                             ----------         ---------
Revenue:
      Sales                                                                                  $   14,782         $       -
                                                                                             ----------         ---------

Operating Expenses:
      Salaries                                                                                    5,292                 -
      Consulting fees - related parties (Note 2)                                                204,355                 -
      Advertising                                                                                48,247             1,480
      Travel and entertainment                                                                   44,738             8,096
      Telephone                                                                                  21,608             2,054
      Depreciation                                                                                7,471                 -
      Rent - related parties (Note 2)                                                             6,024                 -
      Other                                                                                      52,785             5,677
                                                                                             ----------         ---------
Total Operating Expenses                                                                        390,520            17,307
                                                                                             ----------         ---------

Operating (Loss)                                                                               (375,738)          (17,307)
                                                                                             ----------         ---------

Interest expense                                                                                 (4,282)                -
                                                                                             ----------        ----------

Net (Loss)                                                                                   $ (380,020)        $ (17,307)
                                                                                             ==========         =========

Loss Per Share                                                                               $   (73.79)        $  (10.48)
                                                                                             ==========         =========

Weighted Average Shares Outstanding                                                               5,150             1,650
                                                                                             ==========         =========


   The accompanying notes are an integral part of the financial statements.

                              GUARANTEE TIME, INC.

                       STATEMENT OF STOCKHOLDERS' EQUITY


                                                                                               Deficit
                                                                                            Accumulated
                                                    Common Stock            Additional         During
                                              ---------------------------    Paid-in         Development
                                              Shares           Amount        Capital            Stage             Total
                                              -------        ------------   ----------     --------------       ----------
Balance at inception August 18, 1995                 -        $      -      $        -       $        -         $        -

Issuance of stock for cash and
 payment of liabilities                          1,650           1,650               -                -              1,650

Net loss for the period ended
 December 31, 1995                                   -               -               -          (17,307)           (17,307)
                                             ---------        --------      ----------       ----------         ----------
Balance at December 31, 1995                     1,650           1,650               -          (17,307)           (15,657)

Issuance of stock for cash                         900             900         149,100                -            150,000

Issuance of stock for services
 and payment of liabilities                      2,600           2,600          20,250                -             22,850

Net (loss) for year ended
 December 31, 1996                                   -               -               -         (380,020)          (380,020)
                                             ---------        --------      ----------       ----------         ----------
Balance at December 31, 1996                     5,150        $  5,150      $  169,350       $ (397,327)        $ (222,827)
                                             =========        ========      ==========       ==========         ==========




   The accompanying notes are an integral part of the financial statements.

                              GUARANTEE TIME, INC.

                            STATEMENTS OF CASH FLOWS




                                                   Year ended    Year ended
                                                    December      December
                                                    31, 1996      31, 1995
                                                    ---------    ---------
Cash flows from operating activities:
 Net (Loss)                                         $(380,020)   $ (17,307)
 Adjustments to reconcile net (loss) to net
  cash used by operating activities:
   Depreciation                                         7,471         --
   Issuance of stock for services and payables         22,850        1,650
   Changes in liabilities:
    (Increase) in accounts receivable                    (850)        --
    Increase in accounts payable                      177,230         --
    Increase in accounts payable, related parties       5,546       15,557
                                                    ---------    ---------
Net Cash (Used in) Operating Activities              (167,773)        (100)
                                                    ---------    ---------

Cash flows from investing activities:
 Purchase of equipment                                (80,377)        --
                                                    ---------    ---------
Net Cash (Used in) Investing Activities               (80,377)        --
                                                    ---------    ---------

Cash flows from financing activities:
 Proceeds from note payable                            75,000         --
 Proceeds from issuance of common stock               150,000          100
 Advances payable                                      25,500
                                                    ---------    ---------
Net Cash Provided by Financing Activities             250,500          100
                                                    ---------    ---------

Net increase in cash and cash equivalents               2,350         --

Cash at Beginning of Period                              --           --
                                                    ---------    ---------

Cash at End of Period                               $   2,350    $    --
                                                    =========    =========

Interest Paid                                       $   4,282    $    --
                                                    =========    =========

Income Taxes Paid                                   $    --      $    --
                                                    =========    =========

   The accompanying notes are an integral part of the financial statements.

                              GUARANTEE TIME, INC.
                         NOTES TO FINANCIAL STATEMENTS
                           December 31, 1996 and 1995

1.       ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         This summary of significant accounting policies of Guarantee Time, Inc. (the Company) is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

         Organization

         The Company is a Wisconsin corporation that is a full-source golf tee time reservation company that links golfers to golf courses.

         Cash and Cash Equivalents

         For purposes of the Statements of Cash Flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

         Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Fair Value of Financial Instruments

         The carrying amount approximates fair value of cash and short-term financial instruments (all of which are held for nontrading purposes). The Company has no long-term financial instruments.

         Concentrations of Credit Risks

         Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of temporary cash investments and cash equivalents and trade accounts receivables. At December 31, 1996, the Company had none of

                              GUARANTEE TIME, INC.
                         NOTES TO FINANCIAL STATEMENTS
                           December 31, 1996 and 1995

1.       ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Concentrations of Credit Risks, Continued

         its cash and cash equivalents in financial institutions that were in excess of amounts insured by agencies of the U.S. Government.

2.       RELATED PARTY TRANSACTIONS

         Office

         The Company rents its office from a company which a stockholder of Guarantee Time, Inc. controls. The lease provides for monthly payments of $693 plus 11% of the increase of building expense over the lease. The lease has a one year lease term expiring on March 31, 1997, then continues on a month to month basis. The Company paid $6,024 in rent during 1996.

         Note Payable

         In November 1996, the Company borrowed $75,000 from a bank. A stockholder of the Company was co-maker of this note. Subsequent to December 31, 1996, the Company issued this stockholder 25 shares of the Company's common stock as consideration for being co-maker on this note.

         Consulting Fees

         During 1996, various of the stockholders of the Company provided services to the Company for common stock and cash.

3.       STOCKHOLDERS' EQUITY

         On October 20, 1995, the Company effected a 16.5-for-1 stock split. All references to shares of common stock have been adjusted to reflect this split.

4.       Equipment and Furniture

         Equipment and furniture consisted of the following at December 31, 1996:


                  Furniture and fixtures                               $  1,093
                  Computer equipment                                     58,727
                  Software                                                9,098
                  Telephone system                                       11,464
                                                                       --------
                                                                         80,377
                  Less accumulated depreciation                          (7,471)
                                                                       --------
                                                                       $ 72,906
                                                                       ========

                              GUARANTEE TIME, INC.
                         NOTES TO FINANCIAL STATEMENTS
                           December 31, 1996 and 1995


5.       Note Payable

         On November 12, 1996, the Company borrowed $75,000 from a bank. The terms of the loan agreement provide for interest at the banks reference rate plus .50% (8.75%) with interest payable monthly beginning December 12, 1996, with the entire principal due November 12, 1997. A stockholder of the Company is a co-maker on this uncollateralized note.

6.       INCOME TAXES

         No provision for income tax has been provided in the financial statements since the Company has elected to be taxed under Subchapter S of the Internal Revenue Code, whereby all income or losses flow through to the stockholder for income tax reporting purposes.

7.       Subsequent Event

         In February 1997, the Company entered into a stock purchase agreement with Teleservices International Group, Inc.(TSIG), formerly Visitors Services International Corp., whereby the shareholders of the Company would exchange all of its issued and outstanding shares of common stock for 100,000 shares of restricted TSIG common stock plus additional TSIG stock if the Company meets certain revenue and net income requirements in various years. TSIG agreed to make $900,000 in capital contributions to the Company during 1997.

8.       Basis of Presentation - Going Concern

         The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplates continuation of the Company as a going concern. However, the Company has sustained operating losses since its inception and has a net capital deficiency. Management believes that the $900,000 capital contributions described in Note 7, which are to be made during 1997 by TSIG, provide an opportunity for the Company to continue as a going concern.

                    INDEX TO PRO FORMA FINANCIAL STATEMENTS


                           GUARANTEE TIME, INC. (GTI)
                  TELESERVICES INTERNATIONAL GROUP INC. (TSIG)


              PRO FORMA COMBINED FINANCIAL STATEMENTS (UNAUDITED)




 Pro Forma Financial Statements:

       Balance Sheet                                              P-11

       Statements of Operations                                   P-12

       Notes to Pro Forma Financial Statements                    P-13

                           GUARANTEE TIME, INC. (GTI)
                  TELESERVICES INTERNATIONAL GROUP INC. (TSIG)

                            PRO FORMA BALANCE SHEET
                                  (Unaudited)

                                                                     ASSETS

                                                            GTI             TSIG                  Pro Forma        Pro Forma
                                                      December 31, 1996  September 30, 1996      Adjustments       Combined
                                                      -----------------  ------------------    --------------   ---------------
Current Assets:
      Cash                                            $          2,350   $          51,546     $            -    $         53,896
      Cash restricted                                                -             150,000                  -             150,000
      Accounts receivable                                          850             266,494                  -             267,344
      Other                                                      4,012              89,122                  -              93,134
                                                      ----------------   -----------------     --------------    ----------------
        Total Current Assets                                     7,212             557,162                  -             564,374

      Goodwill                                                       -                   -(1)         347,827             347,827
      Property and equipment, net of accumulated
       depreciation                                             72,906           1,219,592                              1,292,498
      Other                                                          -             384,207                                384,207
                                                      ----------------   -----------------     --------------    ----------------

Total Assets                                          $         80,118   $       2,160,961     $      347,827    $      2,588,906
                                                      ================   =================     ==============    ================


                                                 LIABILITIES AND STOCKHOLDERS' (DEFICIT)

Current Liabilities:
      Accounts payable and accrued expenses           $        177,230   $       1,347,629(1)  $       45,387    $      1,570,246
      Notes and leases payable, current                         75,000             615,795                                690,795
      Accounts payable, stockholder                             25,215                   -                                 25,215
                                                      ----------------   -----------------     --------------    ----------------
        Total Current Liabilities                              277,445           1,963,424             45,387           2,286,256

      Intercompany payable                                      25,500                   -                  -              25,500
      Notes and leases payable, net of
       current                                                       -             381,616                  -             381,616
                                                      ----------------   -----------------     --------------    ----------------
        Total Liabilities                                      302,945           2,345,040                              2,693,372
                                                      ----------------   -----------------     --------------    ----------------

Stockholders' (Deficit)
      Common stock                                               5,150               1,597 (1)         (5,140)              1,607
      Additional paid-in capital                               169,350           5,676,066 (1)        (44,360)          5,801,056
      Accumulated (deficit)                                   (397,327)         (5,861,742)(1)        351,940          (5,907,129)
                                                      ----------------   -----------------     --------------    ----------------
        Total Stockholders' (Deficit)                         (222,827)           (184,079)           302,440            (104,466)
                                                      ----------------   -----------------     --------------    ----------------

Total Liabilities and Stockholders' (Deficit)         $         80,118   $       2,160,961     $      347,827    $      2,588,906
                                                      ================   =================     ==============    ================





               The accompanying notes are an integral part of the
                        pro forma financial statements.

                           GUARANTEE TIME, INC. (GTI)
                  TELESERVICES INTERNATIONAL GROUP INC. (TSIG)

                       PRO FORMA STATEMENTS OF OPERATIONS
                                  (Unaudited)

                                                      GTI             TSIG
                                                  Year Ended      Year Ended
                                                   December        September         Pro Forma         Pro Forma
                                                   31, 1996         30, 1996        Adjustments         Combined
                                              ---------------   --------------   ---------------   ---------------
REVENUE:
      Sales                                   $        14,782   $      791,949   $                 $       806,731
                                              ---------------   --------------   ---------------   ---------------

OPERATING EXPENSES:
      Salaries and payroll taxes                        5,292        2,227,669                           2,232,961
      Depreciation                                      7,471          192,836                             200,307
      Consulting fees-related parties                 204,355                -                 -           204,355
      Amortization of goodwill                              -                -            69,565            69,565
      Other operating expenses                        173,402        2,144,589            45,387         2,363,378
                                              ---------------   --------------   ---------------   ---------------
                                                      390,520        4,565,094           114,952         5,070,566
                                              ---------------   --------------   ---------------   ---------------

Net Operating (Loss)                                 (375,738)      (3,773,145)         (114,952)       (4,263,835)

Other Income (Expenses), Net                           (4,282)         (85,972)                            (90,254)
                                              ---------------   --------------   ---------------   ---------------

Net (Loss)                                    $      (380,020)  $   (3,859,117)  $      (114,952)  $    (4,354,089)
                                              ===============   ==============   ===============   ===============

Net (Loss) per Common Share                                                                        $          (.25)
                                                                                                   ===============

Weighted Number of Common Shares Outstanding                                                            17,773,901
                                                                                                   ===============




               The accompanying notes are an integral part of the
                        pro forma financial statements.

                           GUARANTEE TIME, INC. (GTI)
                  TELESERVICES INTERNATIONAL GROUP INC. (TSIG)

                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                  (Unaudited)

(1)      General

         During February, 1997 TSIG entered into a stock purchase agreement with GTI whereby according to the terms of the agreement, GTI would exchange all of its outstanding common stock for 100,000 shares of TSIG $.0001 par value common stock. The agreement also provided the stockholders of GTI could receive up to 200,000 additional shares of TSIG common stock if GTI meets certain revenue and net income requirements in various years. As part of the agreement, TSIG agreed to make $900,000 of capital contributions to GTI during 1997. This business combination will be accounted for as a purchase to the substance of the transaction.

(2)      Pro Forma Information

         The pro forma gives effect to the acquisition by TSIG effective in February, 1997.

(2)      Pro Forma Adjustments

         (1) This entry gives effect to eliminating assets not acquired and liabilities not assumed.

         (2) This entry records the effect of amortizing the goodwill on a straight-line basis over a five year period.